===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)
                            -----------------------

                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                              (NAME OF THE ISSUER)

                        ALLMERICA FINANCIAL CORPORATION
                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                             APY ACQUISITION, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)

                         COMMON STOCK, $1.00 PAR VALUE
                         (TITLE OF CLASS OF SECURITIES)
                                __________________
                                   01-975T105
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                              JOHN F. KELLY, ESQ.
                               440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS  01653
                                 (508) 855-1000

                              COPIES TO:
      LAUREN I. NORTON, ESQ.                      WILLIAM S. LAMB, ESQ.
          ROPES & GRAY                    LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
     ONE INTERNATIONAL PLACE                       125 WEST 55TH STREET
      BOSTON, MASSACHUSETTS  02110               NEW YORK, NEW YORK 10019
        (617) 951-7000                                (212) 424-8000


This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b.  [_] The filing of a registration statement under the Securities Act of 1933.
c.  [_] A tender offer.
d.  [_] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]


                           CALCULATION OF FILING FEE
================================================================================
            TRANSACTION VALUE/1/     |         AMOUNT OF FILING FEE
-------------------------------------|------------------------------------------
           $757,056,437.50           |              $151,411.29
================================================================================
--------------
(1) For purposes of calculating fee only. The amount of filing fee, calculated in accordance with Rule 0-11, equals 1/50 of one percent of the transaction valuation. The transaction valuation is based on the product of (i) $31.25 (the price of Allmerica Property & Casualty Companies, Inc. ("APY") Common Stock on the New York Stock Exchange on March 27, 1997) times (ii) 24,225,806 (the sum of the number of shares of APY Common Stock outstanding that are not held directly or indirectly by AFC, plus the number of shares of APY Common Stock issuable prior to the Effective Time upon the exercise of options to purchase APY Common Stock).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:   $151,411.29    Filing Party:  Allmerica Property &
                                                        Casualty Companies, Inc.
Form or Registration No.: Schedule 14C   Date Filed:    April 1, 1997
Information Statement

================================================================================

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") is being jointly filed by Allmerica Financial Corporation, Inc., a Delaware corporation ("AFC"), Allmerica Property & Casualty Companies, Inc., a Delaware corporation ("APY"), and APY Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of AFC ("Merger Sub"), in connection with the merger (the "Merger") of APY with and into Merger Sub.

     The information contained in the Information Statement/Prospectus filed on the date hereof with the Securities and Exchange Commission (the "Commission") is incorporated herein by reference in its entirety. The Cross-Reference Sheet which follows shows the location in the Information Statement/Prospectus of the information required to be included in response to the items of this Schedule 13E-3.

                             CROSS-REFERENCE SHEET
                                  PURSUANT TO
                    GENERAL INSTRUCTION F TO SCHEDULE 13E-3


                                                        LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                           STATEMENT/PROSPECTUS
     -----------------------                           ------------------------

1.   Issuer and Class of Securities Subject
     --------------------------------------
     to The Transaction.
     ------------------

     (a).........................................     Cover Page; "Summary--The Companies"
     (b).........................................     Cover Page; "Summary--The Merger Transactions"
     (c), (d)....................................     "Summary--Comparative Market Prices and Dividends"
     (e).........................................     "The Companies--Business of AFC"
     (f).........................................     "Certain Transactions in the APY Common Stock"

2.   Identity and Background.
     -----------------------

     This Schedule 13E-3 is being jointly filed by APY, which is the issuer of the classes of equity securities which are the subject of the transaction, Merger Sub and AFC.

     The information with respect to AFC and Merger Sub is located as follows:

     (a)-(d), (g)................................     Cover Page; "Summary--The Companies;" "The Companies--Business of AFC"

     (e), (f)....................................     To the best of the undersigned's knowledge, neither AFC nor Merger Sub was during the last five years (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such

                                                        LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            -----------------------
                                                      proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

     The information with respect to the directors and executive officers of APY, AFC and Merger Sub is located as follows:

     (a)-(d), (g)................................     "Other Matters--Directors and Executive Officers of AFC;" "--Directors and
                                                      Executive Officers of APY;" "--Directors and Executive Officers of Merger Sub"


     (e), (f)....................................     To the best of the undersigned's knowledge, none of the persons with respect to whom information provided in response to this Item was during the last five years (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

3.   Past Contacts, Transactions or
     ------------------------------
     Negotiations.
     ------------
     (a), (b)....................................     "Special Factors--Background of the Merger Transactions;" "The Merger
                                                      Transactions;" "Business Relationships Between AFC and APY"

4.   Terms of the Transaction.
     ------------------------

     (a).........................................     "Summary--The Merger Transactions;" "Summary--The Charter Amendment;" "Special
                                                      Factors;" "The Merger Transactions;" "The Charter Amendment;" "Appendix A-1--
                                                      Agreement and Plan of Merger"

     (b).........................................     "Summary--The Merger Transactions;" "Summary--The Charter Amendment;" "Special
                                                      Factors;" "The Merger Transactions;" "The Charter Amendment"

                                                        LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            ------------------------

5.   Plans or Proposals of
     ---------------------
     the Issuer or Affiliate.
     -----------------------

     (a), (b), (e)...............................     None.

     (c).........................................     "Special Factors--Interests of Certain Persons in the Merger Transactions"

     (d).........................................     "Summary--Unaudited Comparative Per Share Data;" "Summary--Selected Historical
                                                      Consolidated Financial Information;" "--Unaudited Pro Forma Selected Condensed
                                                      Consolidated Financial Information of AFC;" "The Merger Transactions--
                                                      Financing the Acquisition; Fees and Expenses;" "Unaudited Pro Forma Condensed
                                                      Consolidated Financial Information"

     (f), (g)....................................     Cover Page; "Special Factors--Certain Effects of the Merger Transactions"

6.   Source And Amounts of Funds or
     ------------------------------
     Other Consideration.
     -------------------

     (a).........................................     Cover Page; "Summary--The Merger Transactions;" "The Merger Transactions--
                                                      Financing the Merger Transactions; Fees and Expenses;" "The Merger
                                                      Transactions--The Merger Agreement--APY Merger Consideration"

     (b).........................................     "The Merger Transactions--Financing the Merger; Fees and Expenses"

7.   Purposes, Alternatives, Reasons
     -------------------------------
     And Effects.
     -----------

     (a), (b), (c)...............................     "Special Factors--Background of the Merger Transactions;" "--Purpose of and
                                                      Reasons for the Merger Transactions;" "--Determination of the Special
                                                      Committee; Approval by APY Board of Directors;" "--Approval by AFC Board of
                                                      Directors;"

     (d).........................................     "Summary--The Merger Transactions;" "--Comparative Rights of Stockholders;"
                                                      "--Selected Historical Consolidated Financial Information;" "--Unaudited Pro


                                                        LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            ------------------------

                                                      Forma Selected Condensed Consolidated Financial Information of AFC;" "--
                                                      Unaudited Comparative Per Share Data;" "Special Factors--Certain Effects of
                                                      the Merger Transactions;"--Certain Federal Income Tax Consequences;" "The
                                                      Merger Transactions--The Merger Agreement--APY Merger Consideration;" "--
                                                      Appraisal Rights" "Unaudited Pro Forma Condensed Consolidated Financial
                                                      Information;" "Comparative Rights of Stockholders"

8.   Fairness of The Transaction.
     ---------------------------

     (a).........................................     "Summary--The Merger Transactions;" "Special Factors--Determination of the
                                                      Special Committee; Approval by the APY Board of Directors" "--Approval by the
                                                      AFC Board of Directors"

     (b)..........................................    "Special Factors--Background of the Merger Transactions;""--Determination of
                                                      the Special Committee; Approval by the APY Board of Directors;" "Approval by
                                                      the AFC Board of Directors"

     (c).........................................     "Summary--The Merger Transactions;" "Special Factors--No Action
                                                      Required by Stockholders to Consummate the Merger Transactions"

     (d).........................................     "Summary-The Merger Transactions;" "Special Factors--Background of the Merger
                                                      Transactions;" "-- Determination of the Special Committee; Approval of the APY

                                                      Board of Directors;" "--Fairness Opinions-- Opinion of APY's Financial
                                                      Advisor"

     (e).........................................    "Summary--The Merger Transactions;" "Special Factors--Determination of
                                                     the Special Committee; Approval of the APY Board of Directors"

     (f).........................................    "Special Factors--Determination of the Special Committee; Approval of
                                                     the APY Board of Directors"



                                                       LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            ------------------------

9.   Reports, Opinions, Appraisals And
     ---------------------------------
     Certain Negotiations.
     --------------------
     (a) - (c)...................................     "Summary--The Merger Transactions;" "Special Factors--Background of the Merger
                                                      Transactions;" "Fairness Opinions;" "Appendix B--Opinion of Merrill Lynch,
                                                      Pierce, Fenner and Smith Incorporated;" "Appendix C--Opinion of Salomon
                                                      Brothers Inc"

10.  Interest in Securities of the Issuer.
     ------------------------------------

     (a).........................................     Cover Page; "Summary--The Companies;" "--The Merger Transactions;"
                                                      "Special Factors--Background of the Merger Transactions;" "Principal and Other
                                                      Stockholders of APY"

     (b).........................................     Not Applicable.

11.  Contracts, Arrangements or                       "Summary--The Merger Transactions;" "Summary--
     --------------------------                       The Charter Amendment;" "The Merger Transactions;"
     Understandings with Respect to                   "The Charter Amendment"
     ------------------------------
     the Issuer's Securities.
     -----------------------

12.  Present Intention and Recommendation
     ------------------------------------
     of Certain Persons with Regard to the
     -------------------------------------
     Transaction.
     -----------

     (a).........................................     "Special Factors--Interests of Certain Persons in the Merger
                                                      Transactions;" "Ownership of APY Common Stock"

     (b)..........................................    "Summary--The Merger Transactions;" "Special Factors--Approval of AFC Board of
                                                      Directors;" "--Determination of Special Committee; Approval of the APY Board
                                                      of Directors"

13.  Other Provisions of the Transaction.
     -----------------------------------

     (a).........................................     "Summary--The Merger Transactions" "The Merger Transactions--Appraisal
                                                       Rights;" "Appendix D--Section 262 of the Delaware General Corporation Law"


                                                       LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            ------------------------
     (b).........................................     No such provision has been made

     (c).........................................     Not applicable

14.  Financial Information.
     ---------------------

     (a).........................................     "Incorporation of Certain Documents by Reference;" "Summary--Selected
                                                      Historical Consolidated Financial Information of Allmerica Financial
                                                      Corporation;" " Selected Historical Consolidated Financial Information of
                                                      Allmerica Property & Casualty Companies, Inc.;" "--Unaudited Comparitive Per
                                                      Share Data"

     (b).........................................     "Summary--Unaudited Pro Forma Selected Condensed Consolidated Financial
                                                      Information of AFC;" "Unaudited Pro Forma Condensed Consolidated Financial
                                                      Information"

15.  Persons And Assets Employed,
     ----------------------------
     Retained or Utilized.
     --------------------

     (a).........................................     Not Applicable

     (b).........................................     Not Applicable

16.  Additional Information.
     ----------------------

     Additional information is set forth in the Information Statement/Prospectus which is incorporated herein by reference.


17.  Material to Be Filed as Exhibits.
     --------------------------------
     (a).........................................     None

     (b)(1)......................................     Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated included as
                                                      Appendix B to the Information Statement/Prospectus filed as Exhibit (d)(1)
                                                      hereto

     (b)(2)......................................     Opinion of Salomon Brothers Inc included as Appendix C to the Information
                                                      Statement/Prospectus filed as Exhibit (d)(1) hereto

                                                       LOCATION IN INFORMATION
     ITEM NUMBER AND CAPTION                            STATEMENT/PROSPECTUS
     -----------------------                            ------------------------
     (b)(3)......................................     Presentation of Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                      to the Board of Directors of AFC dated February 19, 1997

     (b)(4)......................................     Presentation materials of Salomon Brothers Inc for the meeting of the
                                                      Special Committee of the Board of Directors of APY on February 19, 1997*

     (c)(1)......................................     Agreement and Plan of Merger among AFC, APY and Merger Sub dated
                                                      February 19, 1997, included as Appendix A-1 to the Information
                                                      Statement/Prospectus filed as Exhibit (d)(1) hereto

     (c)(2)......................................     Form of Restated Certificate of Incorporation of APY included as Appendix
                                                      A-2 to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto

     (d)(1)......................................     Information Statement, Notice of Action Taken Without a Meeting and
                                                      Notice of Appraisal Rights/Prospectus of Allmerica Property & Casualty
                                                      Companies, Inc. and Allmerica Financial Corporation

     (d)(2)......................................     Letter of Transmittal*

     (e).........................................     Section 262 of the Delaware General Corporation Law included as
                                                      Appendix D to the Information Statement/Prospectus filed as Exhibit (d)(1)
                                                      hereto

     (f).........................................     None

------------------------------
* To be filed by amendment

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, each of the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: March 31, 1997         ALLMERICA PROPERTY & CASUALTY
                                 COMPANIES, INC.


                              By: /s/ Edward J. Parry III
                                  -----------------------------------


                              ALLMERICA FINANCIAL CORPORATION


                              By: /s/ Edward J. Parry III
                                  ----------------------------------


                              APY ACQUISITION, INC.


                              By: /s/ Edward J. Parry III
                                  ----------------------------------

                                 EXHIBIT INDEX

                                    Exhibits
                                    --------

     (a)     None

     (b)(1) Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated included as Appendix B to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto

     (b)(2) Opinion of Salomon Brothers Inc included as Appendix C to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto

     (b)(3) Presentation of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Board of Directors of AFC dated February 19, 1997

     (b)(4) Presentation materials of Salomon Brothers Inc for the meeting of the Special Committee of the Board of Directors of APY on February 19, 1997*

     (c)(1) Agreement and Plan of Merger among AFC, APY and Merger Sub dated February 19, 1997, included as Appendix A-1 to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto

     (c)(2) Form of Restated Certificate of Incorporation of APY included as Appendix A-2 to the Information Statement/Prospectus filed as Exhibit (d)(1) hereto

     (d)(1) Information Statement, Notice of Action Taken Without a Meeting and Notice of Appraisal Rights/Prospectus of Allmerica Property & Casualty Companies, Inc. and Allmerica Financial Corporation

     (d)(2)  Letter of Transmittal*

     (e) Section 262 of the Delaware General Corporation Law included as Appendix D to the Information Statement/Prospectus filed as Exhibit
             (d)(1) hereto

     (f)     None

------------------------------
* To be filed by amendment